UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 25, 2008


                         NEXHORIZON COMMUNICATIONS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

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


            Delaware                     000-33327                   13-4151225
---------------------------------  ----------------------  --------------------------------
(State or other jurisdiction of      (Commission File       (IRS Employer Identification
         incorporation)                   Number)                     Number)
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                 9737 Wadsworth Parkway, Westminster, CO 800021

               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-9700
                                 --------------
               Registrant's telephone number, including area code

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

     On August 25, 2008, the Company held its annual shareholders' meeting. There were sufficient shares represented for a quorum. There were sufficient votes to pass all of the proposals presented at the meeting. The proxies were tallied through August 25, 2008 5:00 p.m. MT. The breakdown of the voting on each proposal is as follows

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-------------------------------------------------------------- ------------------- ---------------- ------------------
Proposal                                                       For                 Against          Withhold
-------------------------------------------------------------- ------------------- ---------------- ------------------

Proposal #1:  To elect four directors (Calvin D. Smiley, Sr.,  18,523,418          364              0
Daniel M. Smith, John T. Conroy, and Gretory J. Liptak) to
hold office until the next annual meeting of stockholders or until their respective successors have been elected and
qualified.
-------------------------------------------------------------- ------------------- ---------------- ------------------
Proposal #2: To authorize the officers and directors of the    16,889,018          1,631,664        3,100
Company to amend the Company's Articles of Incorporation to
increase the number of Common Shares authorized from
50,000,000 to 250,000,000.
-------------------------------------------------------------- ------------------- ---------------- ------------------
Proposal #3: To authorize the officers and directors of the    14,389,018          4,131,664        3,100
Company to amend the Company's Articles of Incorporation to
increase the number of Preferred Shares authorized from
5,000,000 to 25,000,000, in such classes and series and with such rights, privileges and preferences as the Board may
hereafter determine.
-------------------------------------------------------------- ------------------- ---------------- ------------------
Proposal #4: To ratify the appointment of our auditors, KMJ    18,523,602          0                180
Corbin & Company, LLP.
-------------------------------------------------------------- ------------------- ---------------- ------------------
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     NEXHORIZON COMMUNICATIONS, INC.


                                     By: /s/ Daniel M. Smith
                                         -----------------------------------
                                         Daniel M. Smith, CFO


                                         Date: August 28, 2008